UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 17, 2024

ROGERS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-4347	06-0513860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2225 W. Chandler Blvd., Chandler, Arizona 85224
(Address of principal executive offices) (Zip Code)

(480) 917-6000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol(s)	Name of each exchange on which registered
Common Stock,	par value $1.00 per share	ROG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Election of Woon Keat Moh as Director
On December 17, 2024, upon recommendation of its Nominating, Governance & Sustainability Committee, the Board of Directors (the “Board”) of Rogers Corporation (the “Company”) expanded the size of the Board from eight members to nine members, effective January 1, 2025, and elected Woon Keat Moh to serve as a member of the Board, effective immediately thereafter.
Mr. Moh has 28 years of experience in the specialty and engineered materials industry. He currently serves as Senior Vice President and President of Color, Additives & Inks at Avient Corporation. Since joining Avient in 2010, he has held multiple senior leadership roles, including President of the Americas and Asia regions of the Color, Additives & Inks segment. Other roles at Avient included Sales Director for Color and Additives Asia and General Manager of Specialty Engineered Materials Asia. He also served as Vice President of Asia for Avient. Prior to joining Avient, Mr. Moh worked at Bayer and Clariant, where he served in various commercial leadership roles. Mr. Moh holds a Bachelor of Science in Engineering from the University of New Brunswick.
Mr. Moh will serve as a member of the Board until the Company’s 2025 annual meeting of shareholders and until his successor is elected and qualified. The Board determined that Mr. Moh is an “independent” director under the rules of the New York Stock Exchange and the Securities Exchange Act of 1934, as amended.
Mr. Moh will receive compensation as a non-management director in accordance with the Company’s standard compensation arrangements for non-management directors.
Mr. Moh is not a party to any arrangement or understanding with any person pursuant to which he was elected as a director, nor is he a party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Rogers Corporation on December 18, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGERS CORPORATION
(Registrant)

Date: December 18, 2024	By:	/s/ Laura Russell
Laura Russell
Senior Vice President, Chief Financial Officer and Treasurer